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                                                                   EXHIBIT 99.01

                                  CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (A) AND
(B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Brooks-PRI Automation, Inc., a Delaware corporation (the "Company"), does hereby certify, to the best of such officer's knowledge and belief, that:

         (1) The Quarterly Report on Form 10-Q for the quarter ended December 31, 2002 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the First Quarter Form 10-Q fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Dated:   February 14, 2003        /s/ Robert J. Therrien
                                  ----------------------
                                  Robert J. Therrien
                                  Director and Chief Executive Officer
                                  (Principal Executive Officer)

Dated:   February 14, 2003        /s/ Steven E. Hebert
                                  --------------------
                                  Steven E. Hebert
                                  Corporate Controller, Principal Accounting
                                  Officer and Acting Principal Financial Officer